UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant	[	X	]
Filed by a Party other than the Registrant	[		]

Check the appropriate box:

[		]	Preliminary Proxy Statement
[		]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[		]	Definitive Proxy Statement
[	X	]	Definitive Additional Materials
[		]	Soliciting Material Pursuant to §240.14a-12

SHOE CARNIVAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[	X	]	No fee required.
[		]	Fee paid previously with preliminary materials.
[		]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

+ Online Go to www.envisionreports.com/SCVL or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 P.M., EDT, on June 19, 2023. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Shoe Carnival, Inc. Shareholder Meeting to be Held on June 20, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Shoe Carnival, Inc. 2023 Proxy Statement and Shoe Carnival, Inc. 2022 Annual Report to Shareholders are available at: www.envisionreports.com/SCVL Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SCVL. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. Otherwise you will not receive a paper or email copy of the proxy materials. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 9, 2023 to facilitate timely delivery. 2NOT + 03SIRC

Shareholder Meeting Notice Shoe Carnival, Inc’s. Annual Meeting of Shareholders will be held on Tuesday, June 20, 2023 at the Shoe Carnival, Inc. Southern Office, 234 Kingsley Drive, Suite 200, Fort Mill, South Carolina 29715, at 8:30 a.m., Eastern Daylight Time. Proposals to be voted on at the annual meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR each of the nominees listed in Proposal 1, FOR Proposals 2, 4 and 5 and 1 YEAR on Proposal 3: 1. Election of Directors: 01 -J. Wayne Weaver 02 -Diane Randolph 2. To approve, in an advisory (non-binding) vote, the compensation paid to the Company’s named executive officers. 3. To approve, in an advisory (non-binding) vote, the frequency of future shareholder advisory votes on the compensation paid to the Company's named executive officers. 4. To approve the Shoe Carnival, Inc. Amended and Restated 2017 Equity Incentive Plan. 5. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal 2023. Note: In their discretion, the persons named as proxies are authorized to vote on any other business that may properly come before the annual meeting of shareholders and any adjournment(s) or postponement(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the annual meeting can be obtained by calling 812-867-4034. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SCVL. Click “Cast Your Vote or Request Materials.” — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Shoe Carnival, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 9, 2023.